UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2018

CLEARBRIDGE

INTERNATIONAL SMALL CAP FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Small Cap Fund for the twelve-month reporting period ended September 30, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2018

II	ClearBridge International Small Cap Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended September 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s initial reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter reflected a downturn in exports and a deceleration in nonresidential fixed investment. Imports increased in the third quarter of 2018 after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on September 30, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. September 2018’s reading was the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In September 2018, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Turning to the global economy, in its October 2018 World Economic Outlook — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “Global growth for 2018-19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April [2018] and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.0%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.1% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.7% in 2018, the same as in 2017.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)iii kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until

ClearBridge International Small Cap Fund	III

Investment commentary (cont’d)

December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	ClearBridge International Small Cap Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of small capitalization companies or other investments with similar economic characteristics. The Fund may also invest in equity securities of medium- and large-capitalization issuers. The Fund will invest substantially all its assets outside the United States. The Fund may focus a significant portion of its investments in one or more countries from time to time. The Fund may invest in securities of foreign companies either directly or through depositary receipts representing an interest in those securities. The Fund may invest in securities denominated in foreign currencies. We employ a quantitative screening process to identify stocks believed to be undervalued and a fundamental analysis process to highlight stocks that we believe will appreciate in the long term.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended September 30, 2018, international small cap markets delivered positive performance. The MSCI EAFE Small Cap Indexi, which measures the performance of small-cap equity companies across developed markets around the world, excluding the U.S. and Canada, generated a return of 3.73% for the reporting period, while the MSCI ACWI Ex-U.S. Small Cap Indexii, which includes both developed and emerging markets, gained 2.24%. The performance of international equities, including small caps, was limited by the strength of the U.S. dollar, which gained against most foreign currencies during the reporting period.

Dollar strength masked a fundamentally sound backdrop in most developed markets. Wages are rising in many countries where we are invested, unemployment is at low levels, consumer balance sheets have improved materially and confidence is near historic highs. Although unemployment is a lagging indicator, we could see eurozone unemployment fall to 7% in 2020 (from 8.3% currently), which would be the lowest level since before the global financial crisis. Japanese unemployment is around a thirty-year low, causing more women to enter the workforce to fill jobs.

The corporate picture is also encouraging. Global purchasing managers’ index (“PMI”) levels remain well above fifty, indicating healthy industrial activity. Capacity utilization rates are at a level which normally leads to more capital expenditure (“CapEx”) investments; it’s simply a question of when the spending will commence. Corporate balance sheets in Europe are strong while Japanese companies are flush with cash. But the strong level of cash flows for international companies have not been deployed into share buybacks as much as we have seen in the U.S., so buybacks could be another potential tailwind in Europe and Japan.

International small caps were hurt by follow-through of the same trends dominating markets in recent years, namely continued flight to safety and crowding into momentum/growth factors, at the expense of cyclical value sectors. Later in the reporting period, concerns about tightening liquidity, expanding tariffs and sluggish consumer spending in particular weighed on international smaller company equities, especially

ClearBridge International Small Cap Fund 2018 Annual Report	1

Fund overview (cont’d)

in emerging markets. The escalation of global trade tensions between the U.S. and China have been another headwind for international small caps. A trade war and tariffs are counterproductive for the U.S. and the rest of the world. Tariffs will hurt economic growth and could spark inflation and higher interest rates.

Q. How did we respond to these changing market conditions?

A. Figuring out precisely when mean reversion will take over and lead to the outperformance of value stocks is nearly impossible. But based on our experience, there are some signs that we are close to a potential bottom. First, the foundation for the start of a shift in leadership to value is an abundance of fear, uncertainty and economic pessimism. While we are not yet in a crisis or recession, measures of investor sentiment and the relative valuations of value shares reflect the expectation of a sharp downturn in activity and profits to levels not experienced since the financial crisis. Second, given that growth stocks tend to earn the best returns in the final “euphoria” stage, the sharp acceleration in relative outperformance of growth shares and momentum factors during the reporting period is another potential indicator of a peak.

In the capitulation phase of a bubble, the greatest investments are those that have suffered the most. In this context, we are guided by a strong investment discipline that focuses on identifying investments that possess a combination of undervaluation, quality and growth potential. With non-U.S. value stocks trading at some of the lowest levels in a generation, the long-term opportunities are exceptional. While our recent results have been challenging, they also clearly indicate that we are positioned differently than the market and our peers and ready to take advantage of a shift in market leadership away from the U.S. and growth to international and value.

The Fund continues to be positioned pro-cyclically and for a long-term normalization of inflation and interest rates. We have maintained an overweight in the Industrials and Materials sectors and added to European financials through a difficult period for the group. The Energy sector was also a sector we remained constructived on, as strong global growth and disciplined capital investment support continued rising prices, which should benefit energy companies. Conversely, our biggest underweight remains Information Technology (“IT”), where we have taken profits on winners, and remained disciplined with respect to the valuation discounts we demand.

Geographically, the investment climate continues to be dominated by geopolitical tensions and worsening rhetoric around trade, causing a steep correction in emerging markets. We have used the opportunity to purchase high-quality franchises with strong growth prospects, such as South Korean health care stocks. With respect to China in particular, though we cannot rule out the possibility of further deterioration in U.S. relations, we believe it’s equally important to consider the actions by China and other nations to offset the negative impacts of trade and the strong U.S. dollar. China is reducing tariffs, signing free trade deals and continuing to open its economy to foreign companies. It is strengthening supply chain relationships with other Asian countries and encouraging closer ties with Japan. Monetary conditions and fiscal stimulus have also increased in China along with tax cuts,

2	ClearBridge International Small Cap Fund 2018 Annual Report

which should benefit companies focused on its domestic economy.

Elsewhere in the Fund, we continue to shift from West to East, funded by some sales of European cyclical and technology names where we saw opportunities to upgrade quality. While the Fund’s U.K. weighting has remained relatively unchanged, we are actively rebalancing toward domestic demand-oriented stocks. Overall, as international markets have corrected, we have improved the fundamental quality of the Fund’s holdings at ever more attractive valuations and dividend yields.

Performance review

For the twelve months ended September 30, 2018, Class A shares of ClearBridge International Small Cap Fund, excluding sales charges, returned -3.90%. The Fund’s unmanaged benchmark, the MSCI EAFE Small Cap Index, returned 3.73% for the same period. The Lipper International Small/Mid-Cap Core Funds Category Average1 returned -0.01% over the same time frame.

Performance Snapshot as of September 30, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Small Cap Fund:
Class A	-7.32%	-3.90%
Class A2	-7.41%	-3.98%
Class C	-7.69%	-4.58%
Class I	-7.16%	-3.52%
Class IS	-7.15%	-3.44%
MSCI EAFE Small Cap Index	-2.43%	3.73%
Lipper International Small/Mid-Cap Core Funds Category Average[1]	-4.14%	-0.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2018, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.49%, 1.68%, 2.19%, 1.16% and 1.06%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 61 funds for the six-month period and among the 60 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge International Small Cap Fund 2018 Annual Report	3

Fund overview (cont’d)

expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.40% for Class A shares, 1.60% for Class A2 shares, 2.15% for Class C shares, 1.05% for Class I shares and 0.95% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of acquired fund fees. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the leading contributors to performance for the reporting period came from the Industrials and Communication Services1 sectors. Relative to the benchmark, stock selection in the Industrials and Communication Services sectors had the greatest positive impact on performance for the reporting period. An overweight allocation to the Energy sector also enhanced the Fund’s results during the reporting period.

On a regional basis, stock selection in emerging markets and an overweight allocation to North America benefited relative results.

Over the reporting period, individual stocks that made a significant contribution to performance included TransGlobe Energy Corp. in the Energy sector, SBS Holdings Inc. and Luxfer Holdings PLC in the Industrials sector, Entertainment One Ltd. in the Communication Services sector and Luye Pharma Group Ltd. in the Health Care sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Fund’s holdings in the Materials and Consumer Discretionary sectors detracted the most from performance for the reporting period. Relative to the benchmark, overall stock selection and sector allocation negatively impacted performance. In particular, selection in the Materials, Consumer Discretionary, IT and Real Estate sectors hurt performance, as did an underweight allocation to the Health Care sector.

On a regional basis, relative performance was most negatively impacted by stock selection in Europe Ex-U.K. and North America, as well as out of benchmark exposure to emerging markets.

Individual holdings that detracted from performance during the reporting period included Hosa International Ltd. and Roots Corp. in the Consumer Discretionary sector, publity AG in the Real Estate sector, Qualicorp Consultioria

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

4	ClearBridge International Small Cap Fund 2018 Annual Report

e Corretora de Seguros SA in the Health Care sector and Renewi PLC in the Industrials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund established a number of new positions and closed a number of existing positions over the course of the reporting period. The largest additions to the Fund’s portfolio were positions in China Communications Services Corp. Ltd. in the Communication Services sector, Thai Union Group Public Company Ltd. in the Consumer Staples sector, Shanghai Haohai Biological Technology Co. in the Health Care sector as well as Roots Corp. and Ted Baker PLC in the Consumer Discretionary sector. The largest eliminations from the Fund’s portfolio were OUTSOURCING Inc., Bucher Industries AG, TechnoPro Holdings Inc. and Elis SA in the Industrials sector as well as Zuken Inc. in the IT sector.

Thank you for your investment in ClearBridge International Small Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul D. Ehrlichman

Senior Portfolio Manager

ClearBridge Investments, LLC

Sean M. Bogda, CFA

Portfolio Manager

ClearBridge Investments, LLC

Safa R. Muhtaseb, CFA

Portfolio Manager

ClearBridge Investments, LLC

Grace Su

Portfolio Manager

ClearBridge Investments, LLC

October 22, 2018

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2018 were: Greatview Aseptic Packaging Co., Ltd. (1.8%), Entertainment One Ltd. (1.7%), Doosan Bobcat Inc. (1.6%), SBS Holdings Inc. (1.5%), Ted Baker PLC (1.4%), MARR SpA (1.4%), KT Skylife Co., Ltd. (1.4%), Tadano Ltd. (1.3%), CIMC Enric Holdings Ltd. (1.3%) and Sun Frontier Fudousan Co., Ltd. (1.3%). Please refer to pages 13 through 20

ClearBridge International Small Cap Fund 2018 Annual Report	5

Fund overview (cont’d)

for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2018 were: Industrials (26.9%), Materials (14.1%), Financials (13.7%), Consumer Discretionary (10.0%) and Real Estate (6.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

ii	The MSCI ACWI Ex-U.S. Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries.

6	ClearBridge International Small Cap Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2018 and September 30, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Amount represents less than 0.1%.
*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

ClearBridge International Small Cap Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2018 and held for the six months ended September 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-7.32%	$1,000.00	$926.80	1.36%	$6.57	Class A	5.00%	$1,000.00	$1,018.25	1.36%	$6.88
Class A2	-7.41	1,000.00	925.90	1.56	7.53	Class A2	5.00	1,000.00	1,017.25	1.56	7.89
Class C	-7.69	1,000.00	923.10	2.07	9.98	Class C	5.00	1,000.00	1,014.69	2.07	10.45
Class I	-7.16	1,000.00	928.40	1.04	5.03	Class I	5.00	1,000.00	1,019.85	1.04	5.27
Class IS	-7.15	1,000.00	928.50	0.94	4.54	Class IS	5.00	1,000.00	1,020.36	0.94	4.76

8	ClearBridge International Small Cap Fund 2018 Annual Report

[1]	For the six months ended September 30, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge International Small Cap Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/18	-3.90%	-3.98%	-4.58%	-3.52%	-3.44%
Five Years Ended 9/30/18	5.03	N/A	4.25	5.34	N/A
Inception* through 9/30/18	7.76	2.73	6.96	8.06	3.25

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/18	-9.45%	-9.51%	-5.51%	-3.52%	-3.44%
Five Years Ended 9/30/18	3.79	N/A	4.25	5.34	N/A
Inception* through 9/30/18	6.97	1.28	6.96	8.06	3.25

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 10/1/10 through 9/30/18)	81.84%
Class A2 (Inception date of 8/1/14 through 9/30/18)	11.87
Class C (Inception date of 10/1/10 through 9/30/18)	71.33
Class I (Inception date of 10/1/10 through 9/30/18)	85.92
Class IS (Inception date of 5/1/15 through 9/30/18)	11.54

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are October 1, 2010, August 1, 2014, October 1, 2010, October 1, 2010 and May 1, 2015, respectively.

10	ClearBridge International Small Cap Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — October 1, 2010 - September 2018

Value of $1,000,000 invested in

Class I Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — October 1, 2010 - September 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

ClearBridge International Small Cap Fund 2018 Annual Report	11

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of ClearBridge International Small Cap Fund on October 1, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2018. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index is a market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	ClearBridge International Small Cap Fund 2018 Annual Report

Schedule of investments

September 30, 2018

ClearBridge International Small Cap Fund

Security	Shares	Value
Common Stocks — 98.1%
Communication Services — 5.2%
Diversified Telecommunication Services — 1.3%
China Communications Services Corp. Ltd., Class H Shares	1,587,605	$1,465,102	(a)
Entertainment — 2.6%
DeNA Co., Ltd.	58,587	1,034,862	(a)
Entertainment One Ltd.	365,290	1,967,235	(a)
Total Entertainment		3,002,097
Media — 1.3%
KT Skylife Co., Ltd.	123,750	1,561,718	(a)
Total Communication Services		6,028,917
Consumer Discretionary — 10.0%
Hotels, Restaurants & Leisure — 1.5%
Elegant Hotels Group PLC	1,022,610	905,824	(a)
Melco International Development Ltd.	384,099	756,245	(a)
Total Hotels, Restaurants & Leisure		1,662,069
Household Durables — 0.9%
JM AB	29,850	584,805	(a)
TomTom NV	56,241	459,982	*(a)
Total Household Durables		1,044,787
Internet & Direct Marketing Retail — 1.3%
eDreams ODIGEO SA	344,930	1,497,707	*(a)
Leisure Products — 0.9%
Honma Golf Ltd.	1,130,450	1,068,401	(a)(b)
Specialty Retail — 2.7%
Dixons Carphone PLC	363,100	800,809	(a)
Kathmandu Holdings Ltd.	546,740	1,185,640	(a)
Roots Corp.	241,190	1,161,461	*
Total Specialty Retail		3,147,910
Textiles, Apparel & Luxury Goods — 2.7%
361 Degrees International Ltd.	3,893,280	989,100	(a)
Coats Group PLC	531,020	570,301	(a)
Ted Baker PLC	52,686	1,587,288	(a)
Total Textiles, Apparel & Luxury Goods		3,146,689
Total Consumer Discretionary		11,567,563
Consumer Staples — 6.1%
Food & Staples Retailing — 1.3%
MARR SpA	53,920	1,579,691	(a)
Food Products — 3.0%
Nomad Foods Ltd.	68,320	1,384,163	*
Origin Enterprises PLC	137,160	902,959	(a)

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Annual Report	13

Schedule of investments (cont’d)

September 30, 2018

ClearBridge International Small Cap Fund

Security	Shares	Value
Food Products — continued
Thai Union Group PCL	1,953,200	$1,080,421	(a)
Thai Union Group PCL	205,680	113,773	(a)
Total Food Products		3,481,316
Personal Products — 1.6%
Chlitina Holding Ltd.	139,640	1,057,025	(a)
Ontex Group NV	36,100	768,791	(a)
Total Personal Products		1,825,816
Tobacco — 0.2%
Wismilak Inti Makmur Tbk PT	18,531,055	208,726	*(a)
Total Consumer Staples		7,095,549
Energy — 6.0%
Energy Equipment & Services — 3.4%
Fugro NV	77,050	1,016,628	*(a)
ShawCor Ltd.	47,170	901,659
Shinko Plantech Co., Ltd.	125,707	1,307,779	(a)
STEP Energy Services Ltd.	142,630	639,359	*(b)
Total Energy Equipment & Services		3,865,425
Oil, Gas & Consumable Fuels — 2.6%
Avance Gas Holding Ltd.	100,080	250,099	(a)(b)
QGEP Participacoes SA	369,390	1,197,290
Soco International PLC	509,060	573,307	(a)
TransGlobe Energy Corp.	299,529	999,473
Total Oil, Gas & Consumable Fuels		3,020,169
Total Energy		6,885,594
Financials — 13.7%
Banks — 4.9%
Atlas Mara Ltd.	125,150	292,578	*(a)
Banca Sistema SpA	564,230	1,368,536	(a)(b)
Bank Pembangunan Daerah Jawa Timur Tbk PT	15,964,200	695,853	(a)
Dah Sing Financial Holdings Ltd.	122,270	781,363	(a)
RHB Capital Bhd	716,980	934,178	(a)
San-In Godo Bank Ltd.	106,600	936,296	(a)
Yamanashi Chuo Bank Ltd.	32,942	590,354	(a)
Total Banks		5,599,158
Capital Markets — 7.3%
Anima Holding SpA	175,410	862,295	(a)(b)
BrightSphere Investment Group PLC	93,310	1,157,044
GCA Corp.	143,527	1,203,997	(a)
Gluskin Sheff + Associates Inc.	71,730	828,562
Hellenic Exchanges — Athens Stock Exchange SA	120,490	611,450	(a)

See Notes to Financial Statements.

14	ClearBridge International Small Cap Fund 2018 Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Capital Markets — continued
Ichiyoshi Securities Co., Ltd.	78,120	$812,156	(a)
Jafco Co., Ltd.	32,015	1,245,370	(a)
KIWOOM Securities Co., Ltd.	12,194	1,071,106	(a)
Warsaw Stock Exchange	51,570	620,869	(a)
Total Capital Markets		8,412,849
Insurance — 1.5%
Just Group PLC	599,900	690,400	(a)
UNIQA Insurance Group AG	108,230	1,080,813	(a)
Total Insurance		1,771,213
Total Financials		15,783,220
Health Care — 3.7%
Biotechnology — 1.3%
Shanghai Haohai Biological Technology Co., Ltd., Class H Shares	218,477	1,491,995	(a)(b)
Health Care Equipment & Supplies — 1.7%
InBody Co. Ltd.	33,565	860,987	(a)
i-SENS Inc.	53,673	1,078,471	(a)
Total Health Care Equipment & Supplies		1,939,458
Health Care Providers & Services — 0.7%
Qualicorp Consultioria e Corretora de Seguros SA	202,830	814,625
Total Health Care		4,246,078
Industrials — 26.9%
Air Freight & Logistics — 1.5%
SBS Holdings Inc.	124,591	1,760,234	(a)
Building Products — 2.6%
China Lesso Group Holdings Ltd.	1,539,490	872,785	(a)
Inwido AB	129,870	976,016	(a)
Tyman PLC	246,570	1,124,433	(a)
Total Building Products		2,973,234
Commercial Services & Supplies — 0.8%
Renewi PLC	1,254,242	931,414	(a)
Construction & Engineering — 2.3%
China Machinery Engineering Corp., Class H Shares	1,929,142	943,138	(a)
China Railway Construction Corp. Ltd., Class H Shares	667,670	901,134	(a)
YIT OYJ	122,730	859,210	(a)
Total Construction & Engineering		2,703,482
Electrical Equipment — 1.5%
Nexans SA	25,430	799,500	(a)
Vitzrocell Co., Ltd.	86,688	898,686	*(a)
Total Electrical Equipment		1,698,186

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Annual Report	15

Schedule of investments (cont’d)

September 30, 2018

ClearBridge International Small Cap Fund

Security	Shares	Value
Machinery — 8.7%
CIMC Enric Holdings Ltd.	1,489,264	$1,553,078	(a)
CRCC High-Tech Equipment Corp., Ltd., Class H Shares	3,229,228	784,830	(a)
Doosan Bobcat Inc.	52,039	1,893,239	(a)
Luxfer Holdings PLC	27,320	635,190
Makino Milling Machine Co., Ltd.	33,013	1,409,826	(a)
Meidensha Corp.	48,868	799,951	(a)
Tadano Ltd.	133,891	1,556,585	(a)
Takeuchi Manufacturing Co., Ltd.	53,748	1,449,807	(a)
Total Machinery		10,082,506
Marine — 2.0%
D/S Norden A/S	84,930	1,290,210	*(a)
Star Bulk Carriers Corp.	71,430	1,032,163	*
Total Marine		2,322,373
Professional Services — 2.0%
Applus Services SA	107,880	1,529,777	(a)
SThree PLC	170,590	838,315	(a)
Total Professional Services		2,368,092
Road & Rail — 1.1%
Europcar Mobility Group	130,550	1,224,824	(a)(b)
Trading Companies & Distributors — 2.2%
Lumax International Corp., Ltd.	514,993	1,184,020	(a)
Nishio Rent All Co., Ltd.	39,272	1,310,923	(a)
Total Trading Companies & Distributors		2,494,943
Transportation Infrastructure — 2.2%
Shenzhen International Holdings Ltd.	637,204	1,314,483	(a)
Yuexiu Transport Infrastructure Ltd.	1,593,436	1,264,182	(a)
Total Transportation Infrastructure		2,578,665
Total Industrials		31,137,953
Information Technology — 3.3%
Electronic Equipment, Instruments & Components — 1.6%
Strix Group PLC	276,620	604,271	(a)
Technovator International Ltd.	3,651,144	647,629	*(a)
Wasion Holdings Ltd.	1,288,226	651,748	(a)
Total Electronic Equipment, Instruments & Components		1,903,648
Semiconductors & Semiconductor Equipment — 0.6%
Ambarella Inc.	19,450	752,326	*
Software — 0.5%
Sinosoft Technology Group Ltd.	1,827,464	542,407	(a)

See Notes to Financial Statements.

16	ClearBridge International Small Cap Fund 2018 Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — 0.6%
Spigen Korea Co., Ltd.	14,954	$675,452	(a)
Total Information Technology		3,873,833
Materials — 14.1%
Chemicals — 3.9%
China Sanjiang Fine Chemicals Co., Ltd.	2,037,620	544,363	(a)
Denka Co., Ltd.	29,681	1,034,799	(a)
Nippon Shokubai Co., Ltd.	13,779	1,071,048	(a)
Okamoto Industries Inc.	21,204	1,158,872	(a)
Ube Industries Ltd.	23,637	642,967	(a)
Total Chemicals		4,452,049
Construction Materials — 1.6%
Cementir Holding SpA	81,870	572,232	(a)
Low & Bonar PLC	1,157,522	591,345	(a)
Wienerberger AG	25,830	645,772	(a)
Total Construction Materials		1,809,349
Containers & Packaging — 1.8%
Greatview Aseptic Packaging Co., Ltd.	3,352,994	2,135,662	(a)
Metals & Mining — 6.1%
APERAM SA	21,600	990,127	(a)
Centamin PLC	604,510	835,623	(a)
Granges AB	48,490	577,367	(a)
IAMGOLD Corp.	168,020	617,888	*
Nippon Light Metal Holdings Co., Ltd.	437,839	976,850	(a)
Novagold Resources Inc.	326,100	1,204,271	*
OZ Minerals Ltd.	143,560	966,014	(a)
Sherritt International Corp.	1,376,010	841,596	*
Total Metals & Mining		7,009,736
Paper & Forest Products — 0.7%
Duratex SA	376,540	840,992
Total Materials		16,247,788
Real Estate — 6.7%
Equity Real Estate Investment Trusts (REITs) — 2.5%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,154,810	342,742	(a)
Grivalia Properties REIC AE	88,200	816,377	(a)
LondonMetric Property PLC	311,640	721,670	(a)
Mapletree Logistics Trust	1,067,749	960,651	(a)
Total Equity Real Estate Investment Trusts (REITs)		2,841,440

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Annual Report	17

Schedule of investments (cont’d)

September 30, 2018

ClearBridge International Small Cap Fund

Security			Shares	Value
Real Estate Management & Development — 4.2%
Aroundtown SA			119,430	$1,061,456	(a)
K Wah International Holdings Ltd.			1,668,073	790,176	(a)
publity AG			52,880	762,002	*(a)
Sun Frontier Fudousan Co., Ltd.			133,949	1,532,853	(a)
Supalai PCL			1,004,667	754,568	(a)
Total Real Estate Management & Development				4,901,055
Total Real Estate				7,742,495
Utilities — 2.4%
Independent Power and Renewable Electricity Producers — 1.6%
China Datang Corp. Renewable Power Co., Ltd., Class H Shares			7,228,854	1,043,952	(a)
Huadian Fuxin Energy Corp. Ltd., Class H Shares			3,868,082	776,048	(a)
Total Independent Power and Renewable Electricity Producers				1,820,000
Water Utilities — 0.8%
China Water Affairs Group Ltd.			832,626	932,966	(a)
Total Utilities				2,752,966
Total Common Stocks (Cost — $112,078,528)				113,361,956
Investments in Underlying Funds — 1.0%
Dragon Capital — Vietnam Enterprise Investments Ltd., Class C Shares (Cost — $724,408)			191,590	1,172,861	*(a)

		Expiration Date	Rights
Rights — 0.1%
GVC Holdings PLC Contingent Value Rights		12/31/30	713,576	0	*(a)(c)(d)
publity AG		10/16/18	52,880	0	*(a)(c)(d)
SAMTY Co. Ltd.		11/19/18	26,742	48,956	*(a)
Total Rights (Cost — $1)				48,956
Total Investments before Short-Term Investments (Cost — $112,802,937)				114,583,773

	Rate		Shares
Short-Term Investments — 0.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $416,019)	1.930%		416,019	416,019
Total Investments — 99.5% (Cost — $113,218,956)				114,999,792
Other Assets in Excess of Liabilities — 0.5%				525,958
Total Net Assets — 100.0%				$115,525,750

See Notes to Financial Statements.

18	ClearBridge International Small Cap Fund 2018 Annual Report

ClearBridge International Small Cap Fund

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Security is valued using significant unobservable inputs (Note 1).

(d)	Value is less than $1.

Abbreviation used in this schedule:
REIC	— Real Estate Investment Company

Summary of Investments by Country* (unaudited)
Japan	20.0%
China	15.9
United Kingdom	9.9
Canada	8.0
South Korea	7.0
Italy	3.8
Hong Kong	3.4
Spain	2.6
Brazil	2.5
Greece	2.1
Sweden	1.9
France	1.8
Thailand	1.7
United States	1.7
Germany	1.6
Austria	1.5
Netherlands	1.3
Denmark	1.1
New Zealand	1.0
Taiwan	1.0
Vietnam	1.0
Luxembourg	0.9
Australia	0.8
Singapore	0.8
Malaysia	0.8
Indonesia	0.8
Ireland	0.8
Finland	0.7

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Annual Report	19

Schedule of investments (cont’d)

September 30, 2018

ClearBridge International Small Cap Fund

Summary of Investments by Country* (unaudited) (cont’d)
Jersey	0.7%
Belgium	0.7
Poland	0.5
Isle of Man	0.5
Turkey	0.3
British Virgin Islands	0.3
Norway	0.2
Short-Term Investments	0.4
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2018 and are subject to change.

See Notes to Financial Statements.

20	ClearBridge International Small Cap Fund 2018 Annual Report

Statement of assets and liabilities

September 30, 2018

Assets:
Investments, at value (Cost — $113,218,956)	$114,999,792
Foreign currency, at value (Cost — $210,950)	209,694
Receivable for securities sold	1,521,394
Dividends and interest receivable	501,788
Receivable for Fund shares sold	440,871
Prepaid expenses	56,682
Total Assets	117,730,221

Liabilities:
Payable for securities purchased	1,410,915
Payable for Fund shares repurchased	539,952
Investment management fee payable	30,595
Accrued foreign capital gains tax	20,298
Service and/or distribution fees payable	11,451
Trustees’ fees payable	2,244
Accrued expenses	189,016
Total Liabilities	2,204,471
Total Net Assets	$115,525,750

Net Assets:
Par value (Note 7)	$67
Paid-in capital in excess of par value	99,566,827
Overdistributed net investment income	(78,709)
Accumulated net realized gain on investments, forward foreign currency contracts and foreign currency transactions	14,284,537
Net unrealized appreciation on investments and foreign currencies	1,753,028	†
Total Net Assets	$115,525,750

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Annual Report	21

Statement of assets and liabilities (cont’d)

September 30, 2018

Net Assets:
Class A	$18,126,781
Class A2	$13,879,504
Class C	$5,751,417
Class I	$75,025,847
Class IS	$2,742,201

Shares Outstanding:
Class A	1,052,405
Class A2	811,260
Class C	339,589
Class I	4,314,339
Class IS	157,507

Net Asset Value:
Class A (and redemption price)	$17.22
Class A2 (and redemption price)	$17.11
Class C*	$16.94
Class I (and redemption price)	$17.39
Class IS (and redemption price)	$17.41
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$18.27
Class A2 (based on maximum initial sales charge of 5.75%)	$18.15

†	Net of accrued foreign capital gains tax of $20,298.

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

22	ClearBridge International Small Cap Fund 2018 Annual Report

Statement of operations

For the Year Ended September 30, 2018

Investment Income:
Dividends	$4,557,194
Interest	59,145
Less: Foreign taxes withheld	(329,934)
Total Investment Income	4,286,405

Expenses:
Investment management fee (Note 2)	1,368,319
Transfer agent fees (Note 5)	238,610
Service and/or distribution fees (Notes 2 and 5)	178,746
Custody fees	115,205
Registration fees	110,550
Fund accounting fees	47,860
Audit and tax fees	43,893
Legal fees	41,887
Shareholder reports	34,665
Trustees’ fees	12,277
Insurance	2,997
Miscellaneous expenses	10,297
Total Expenses	2,205,306
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(193,532)
Net Expenses	2,011,774
Net Investment Income	2,274,631

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	21,221,523
Forward foreign currency contracts	1,534
Foreign currency transactions	(80,588)
Net Realized Gain	21,142,469
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(27,254,477)	‡
Foreign currencies	(4,326)
Change in Net Unrealized Appreciation (Depreciation)	(27,258,803)
Net Loss on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	(6,116,334)
Decrease in Net Assets From Operations	$(3,841,703)

‡	Net of change in accrued foreign capital gains tax of $6,319.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Annual Report	23

Statements of changes in net assets

For the Years Ended September 30,	2018	2017

Operations:
Net investment income	$2,274,631	$1,787,337
Net realized gain	21,142,469	3,131,880
Change in net unrealized appreciation (depreciation)	(27,258,803)	22,294,791
Increase (Decrease) in Net Assets From Operations	(3,841,703)	27,214,008

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,780,008)	(2,900,012)
Decrease in Net Assets From Distributions to Shareholders	(5,780,008)	(2,900,012)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	58,027,779	57,030,719
Reinvestment of distributions	5,526,424	2,696,128
Cost of shares repurchased	(115,305,150)	(57,399,807)
Increase (Decrease) in Net Assets From Fund Share Transactions	(51,750,947)	2,327,040
Increase (Decrease) in Net Assets	(61,372,658)	26,641,036

Net Assets:
Beginning of year	176,898,408	150,257,372
End of year*	$115,525,750	$176,898,408
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(78,709)	$886,744

See Notes to Financial Statements.

24	ClearBridge International Small Cap Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$18.46	$15.84	$15.10	$16.36	$15.41

Income (loss) from operations:
Net investment income	0.19	0.15	0.19	0.08	0.23
Net realized and unrealized gain (loss)	(0.87)	2.76	0.72	(0.60)	1.12
Total income (loss) from operations	(0.68)	2.91	0.91	(0.52)	1.35

Less distributions from:
Net investment income	(0.56)	(0.29)	(0.17)	(0.11)	(0.25)
Net realized gains	—	—	—	(0.63)	(0.15)
Total distributions	(0.56)	(0.29)	(0.17)	(0.74)	(0.40)

Net asset value, end of year	$17.22	$18.46	$15.84	$15.10	$16.36
Total return[2]	(3.90)%	18.87%	6.05%	(2.99)%	8.76%

Net assets, end of year (000s)	$18,127	$37,977	$39,154	$30,267	$25,398

Ratios to average net assets:
Gross expenses	1.49%	1.51%	1.51%	1.57%	1.66%
Net expenses[3,4]	1.39	1.44	1.37	1.45	1.44
Net investment income	1.00	0.93	1.30	0.50	1.36

Portfolio turnover rate	43%	41%	44%	53%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 1.45%.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2018	2017	2016	2015	2014[2]

Net asset value, beginning of year	$18.35	$15.76	$15.06	$16.37	$17.07

Income (loss) from operations:
Net investment income	0.19	0.14	0.17	0.09	0.05
Net realized and unrealized gain (loss)	(0.88)	2.73	0.68	(0.64)	(0.75)
Total income (loss) from operations	(0.69)	2.87	0.85	(0.55)	(0.70)

Less distributions from:
Net investment income	(0.55)	(0.28)	(0.15)	(0.13)	—
Net realized gains	—	—	—	(0.63)	—
Total distributions	(0.55)	(0.28)	(0.15)	(0.76)	—

Net asset value, end of year	$17.11	$18.35	$15.76	$15.06	$16.37
Total return[3]	(3.98)%	18.70%	5.69%	(3.16)%	(4.10)%

Net assets, end of year (000s)	$13,880	$13,997	$9,136	$4,604	$342

Ratios to average net assets:
Gross expenses	1.66%	1.70%	1.81%	1.79%	1.59%[4]
Net expenses[5,6]	1.54	1.60	1.65	1.65	1.52 [4]
Net investment income	1.04	0.88	1.12	0.59	2.13 [4]

Portfolio turnover rate	43%	41%	44%	53%	45%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2014 (inception date) to September 30, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 1.65%.

[7]	For the year ended September 30, 2014.

See Notes to Financial Statements.

26	ClearBridge International Small Cap Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$18.18	$15.57	$14.90	$16.21	$15.33

Income (loss) from operations:
Net investment income (loss)	0.09	0.04	0.08	(0.02)	0.05
Net realized and unrealized gain (loss)	(0.88)	2.73	0.68	(0.60)	1.16
Total income (loss) from operations	(0.79)	2.77	0.76	(0.62)	1.21

Less distributions from:
Net investment income	(0.45)	(0.16)	(0.09)	(0.06)	(0.18)
Net realized gains	—	—	—	(0.63)	(0.15)
Total distributions	(0.45)	(0.16)	(0.09)	(0.69)	(0.33)

Net asset value, end of year	$16.94	$18.18	$15.57	$14.90	$16.21
Total return[2]	(4.58)%	18.06%	5.22%	(3.74)%	7.91%

Net assets, end of year (000s)	$5,751	$6,255	$5,886	$5,220	$1,815

Ratios to average net assets:
Gross expenses	2.19%	2.21%	2.29%	2.28%	2.54%
Net expenses[3,4]	2.08	2.16	2.15	2.20	2.20
Net investment income (loss)	0.51	0.24	0.52	(0.10)	0.32

Portfolio turnover rate	43%	41%	44%	53%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 2.20%.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$18.63	$15.98	$15.22	$16.47	$15.47

Income (loss) from operations:
Net investment income	0.28	0.22	0.24	0.13	0.18
Net realized and unrealized gain (loss)	(0.89)	2.77	0.72	(0.62)	1.21
Total income (loss) from operations	(0.61)	2.99	0.96	(0.49)	1.39

Less distributions from:
Net investment income	(0.63)	(0.34)	(0.20)	(0.13)	(0.24)
Net realized gains	—	—	—	(0.63)	(0.15)
Total distributions	(0.63)	(0.34)	(0.20)	(0.76)	(0.39)

Net asset value, end of year	$17.39	$18.63	$15.98	$15.22	$16.47
Total return[2]	(3.52)%	19.26%	6.35%	(2.75)%	9.00%

Net assets, end of year (000s)	$75,026	$97,348	$81,964	$81,753	$48,356

Ratios to average net assets:
Gross expenses	1.18%	1.18%	1.22%	1.21%	1.30%
Net expenses[3,4]	1.05	1.10	1.08	1.18	1.20
Net investment income	1.51	1.32	1.61	0.83	1.04

Portfolio turnover rate	43%	41%	44%	53%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 1.10%. Prior to August 3, 2015, the expense limitation was 1.20%.

See Notes to Financial Statements.

28	ClearBridge International Small Cap Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$18.65	$16.00	$15.24	$16.76

Income (loss) from operations:
Net investment income	0.30	0.24	0.15	0.11
Net realized and unrealized gain (loss)	(0.90)	2.77	0.81	(1.63)
Total income (loss) from operations	(0.60)	3.01	0.96	(1.52)

Less distributions from:
Net investment income	(0.64)	(0.36)	(0.20)	—
Total distributions	(0.64)	(0.36)	(0.20)	—

Net asset value, end of year	$17.41	$18.65	$16.00	$15.24
Total return[3]	(3.44)%	19.42%	6.45%	(9.13)%

Net assets, end of year (000s)	$2,742	$21,321	$14,118	$9

Ratios to average net assets:
Gross expenses	1.03%	1.08%	1.12%	1.32%[4]
Net expenses[5,6]	0.96	1.00	1.00	1.06 [4]
Net investment income	1.59	1.46	0.99	1.56 [4]

Portfolio turnover rate	43%	41%	44%	53%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2015 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.95%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Prior to August 3, 2015, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.10%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Small Cap Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

30	ClearBridge International Small Cap Fund 2018 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge International Small Cap Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Common stocks:
Consumer discretionary	$1,161,461	$10,406,102	—		$11,567,563
Consumer staples	1,384,163	5,711,386	—		7,095,549
Energy	3,737,781	3,147,813	—		6,885,594
Financials	1,985,606	13,797,614	—		15,783,220
Health care	814,625	3,431,453	—		4,246,078
Industrials	1,667,353	29,470,600	—		31,137,953
Information technology	752,326	3,121,507	—		3,873,833
Materials	3,504,747	12,743,041	—		16,247,788
Other common stocks	—	16,524,378	—		16,524,378
Investments in underlying Funds	—	1,172,861	—		1,172,861
Rights	—	48,956	$0	*	48,956
Total long-term investments	15,008,062	99,575,711	0	*	114,583,773
Short-term investments†	416,019	—	—		416,019
Total investments	$15,424,081	$99,575,711	$0	*	$114,999,792

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

For the year ended September 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2018, securities valued at $98,658,414 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

32	ClearBridge International Small Cap Fund 2018 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of

ClearBridge International Small Cap Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2018, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

34	ClearBridge International Small Cap Fund 2018 Annual Report

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of September 30, 2018, there was $20,298 of capital gains tax liabilities accrued on unrealized gains.

ClearBridge International Small Cap Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$2,539,924	$(2,539,924)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Effective December 1, 2017, under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.750
Next $3 billion	0.700
Next $5 billion	0.650
Over $10 billion	0.600

Prior to December 1, 2017, the Fund paid an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average

36	ClearBridge International Small Cap Fund 2018 Annual Report

net assets of Class A, Class A2, Class C, Class I and Class IS shares did not exceed 1.40%, 1.60%, 2.15%, 1.05% and 0.95%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

Prior to December 1, 2017, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class I and Class IS shares did not exceed 1.45%, 1.65%, 2.20%, 1.10% and 1.00%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2018, fees waived and/or expenses reimbursed amounted to $193,532.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	A2	Class C
Sales charges	$4,230	$15,576	—
CDSCs	—	—	$61

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

ClearBridge International Small Cap Fund 2018 Annual Report	37

Notes to financial statements (cont’d)

3. Investments

During the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$69,747,002
Sales	119,957,027

At September 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$115,565,409	$14,404,481	$(14,970,098)	$(565,617)

4. Derivative instruments and hedging activities

At September 30, 2018, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2018. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$1,534

During the year ended September 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$7,754
Forward foreign currency contracts (to sell)†	159,462

†	At September 30, 2018, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

38	ClearBridge International Small Cap Fund 2018 Annual Report

For the year ended September 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$75,665	†	$57,945
Class A2	37,789		51,505
Class C	65,292		7,657
Class I	—		120,200
Class IS	—		1,303
Total	$178,746		$238,610

†	Amounts shown are exclusive of expense reimbursements. For the year ended September 30, 2018, the service and/or distribution fees reimbursed amounted to $32 for Class A shares.

For the year ended September 30, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$30,362
Class A2	17,887
Class C	7,053
Class I	126,011
Class IS	12,219
Total	$193,532

6. Distributions to shareholders by class

	Year Ended September 30, 2018	Year Ended September 30, 2017
Net Investment Income:
Class A	$1,068,854	$683,311
Class A2	434,330	182,024
Class C	152,499	53,973
Class I	3,459,837	1,631,355
Class IS	664,488	349,349
Total	$5,780,008	$2,900,012

7. Shares of beneficial interest

At September 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

ClearBridge International Small Cap Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	277,174	$5,156,757	715,383	$11,492,783
Shares issued on reinvestment	52,022	967,608	38,862	568,156
Shares repurchased	(1,334,592)	(24,903,830)	(1,168,921)	(18,656,844)
Net decrease	(1,005,396)	$(18,779,465)	(414,676)	$(6,595,905)

Class A2
Shares sold	217,943	$4,045,245	294,816	$4,686,159
Shares issued on reinvestment	23,477	434,326	12,510	182,024
Shares repurchased	(192,807)	(3,480,341)	(124,196)	(2,019,833)
Net increase	48,613	$999,230	183,130	$2,848,350

Class C
Shares sold	70,445	$1,324,738	68,478	$1,106,337
Shares issued on reinvestment	8,174	150,320	3,638	52,681
Shares repurchased	(83,183)	(1,497,333)	(105,935)	(1,625,555)
Net decrease	(4,564)	$(22,275)	(33,819)	$(466,537)

Class I
Shares sold	2,319,245	$43,869,241	2,141,386	$34,787,656
Shares issued on reinvestment	176,705	3,309,682	104,886	1,543,918
Shares repurchased	(3,406,174)	(63,282,835)	(2,150,825)	(34,000,182)
Net increase (decrease)	(910,224)	$(16,103,912)	95,447	$2,331,392

Class IS
Shares sold	192,085	$3,631,798	305,348	$4,957,784
Shares issued on reinvestment	35,458	664,488	23,733	349,349
Shares repurchased to rollforward	(1,213,259)	(22,140,811)	(68,053)	(1,097,393)
Net increase (decrease)	(985,716)	$(17,844,525)	261,028	$4,209,740

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$5,780,008	$2,900,012

40	ClearBridge International Small Cap Fund 2018 Annual Report

As of September 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,935,379
Undistributed long-term capital gains — net	14,669,324
Total undistributed earnings	16,604,703
Other book/tax temporary differences(a)	(52,423)
Unrealized appreciation (depreciation)(b)	(593,425)
Total accumulated earnings (losses) — net	$15,958,855

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

ClearBridge International Small Cap Fund 2018 Annual Report	41

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and

Shareholders of ClearBridge International Small Cap Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge International Small Cap Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended September 30, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the periods ended on or prior to September 30, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

November 16, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group name since 1973. We have not determined the specific year we began serving as auditor.

42	ClearBridge International Small Cap Fund 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Small Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

ClearBridge International Small Cap Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

44	ClearBridge International Small Cap Fund

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/ Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

ClearBridge International Small Cap Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

46	ClearBridge International Small Cap Fund

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge International Small Cap Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

48	ClearBridge International Small Cap Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2018:

Record date:	12/19/2017
Payable date:	12/20/2017
Ordinary income:
Qualified dividend income for individuals	46.40%
Foreign source income	48.38	%*
Foreign taxes paid per share	$0.024896

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

ClearBridge International Small Cap Fund	49

ClearBridge

International Small Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective April 9, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

ClearBridge International Small Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International Small Cap Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Small Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014028 11/18 SR18-3470

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2017 and September 30, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $182,960 in September 30, 2017 and $207,534 in September 30, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2017 and $0 in September 30, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $24,920 in September 30, 2017 and $25,400 in September 30, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in September 30, 2017 and $0 in September 30, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2017 and September 30, 2018; Tax Fees were 100% and 100% for September 30, 2017 and September 30, 2018; and Other Fees were 100% and 100% for September 30, 2017 and September 30, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $160,000 in September 30, 2017 and $432,645 in September 30, 2018.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: November 21, 2018